CENTRE FUNDS

SUPPLEMENT DATED NOVEMBER 21, 2016 TO
PROSPECTUS DATED JANUARY 28, 2016 AND
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2016

Supplement dated November 21, 2016 to the Prospectus dated January 28, 2016, as amended through the date hereof, and the Statement of Additional Information dated January 28, 2016, as amended through the date hereof, of Centre Funds (the "Trust").

IMPORTANT INFORMATION REGARDING
CENTRE MULTI-ASSET REAL RETURN FUND

On November 18, 2016, the Board of Trustees of the Trust (the “Board”), based upon the recommendation of Centre Asset Management, LLC (the "Adviser"), the investment adviser for Centre Multi-Asset Real Return Fund (the "Fund"), has determined to liquidate and terminate the Fund to focus the Trust on its single asset class investment strategies, and away from multi-asset solutions. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. The Fund will be closed to new investments as of the close of regular trading on the New York Stock Exchange (the "NYSE") on or about November 22, 2016. As of that date, the Adviser will begin to convert the Fund's assets to cash, and the Fund will no longer pursue its investment objective. The Fund will be liquidated on or about December 12, 2016 (the "Liquidation Date").

As of the close of regular trading on the NYSE on or about November 21, 2016, shareholders will not be permitted to purchase additional shares of the Fund, and the exchange privileges of the Fund will be suspended. Any shareholder who has not redeemed shares of the Fund prior to the Liquidation Date will receive cash and securities representing the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date.

All references to the Fund in the Prospectus and Statement of Additional Information are deleted in their entirety.

IMPORTANT INFORMATION REGARDING
CENTRE GLOBAL EX-U.S. SELECT EQUITY FUND

The Centre Global ex-U.S. Equity Fund has been liquidated, and all references to the Fund in the Prospectus and Statement of Additional Information are deleted in their entirety.

For more information, please contact the Trust at (855) 298-4236.

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Please retain this Supplement with the Prospectus and SAI.